SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 6, 2005

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                             SIGA TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                       0-23047                 13-3864870
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)


   420 Lexington Avenue, Suite 408                                 10170
         New York, New York                                      (Zip code)
 (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 672-9100


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
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[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.        Other Events.

On October 6, 2005, SIGA Technologies, Inc., a Delaware corporation, issued a press release pursuant to which it announced that the company's lead smallpox compound, SIGA-246, completely protected golden ground squirrels from lethal doses of monkeypox virus. Monkeypox virus is closely related to human smallpox virus, and causes a similar disease in both monkeys and humans. SIGA-246, administered orally, demonstrated significant antiviral activity against the golden ground squirrel model of monkeypox disease. The study was conducted in the BSL-3 facility at the University of Texas Medical Branch
(UTMB). SIGA had announced in October 2004 that it had established the efficacy of SIGA-246 in several mouse models. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated in this Item 8.01 by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)     Exhibits

Exhibit No.   Description
-----------   -----------

99.1          Press Release, dated October 6, 2005.







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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SIGA TECHNOLOGIES, INC.


                              By: /s/ Thomas N. Konatich
                                 --------------------------------
                                 Name:  Thomas N. Konatich
                                 Title: Chief Financial Officer

Date: October 6, 2005








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